U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): November 10, 2003



                              DGSE Companies, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)




                                     NEVADA
                                     ------
                 (State or other jurisdiction of incorporation)





        1-11048                                          88-0097334
        -------                                          ----------
(Commission file number)                    (IRS employer identification number)




                      2817 Forest Lane, Dallas, Texas 75234
                      -------------------------------------
                     (Address of principal executive office)




        Registrant's telephone number, including area code: (972)484-3662

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Item 5. Other Information

DALLAS, Texas (November 10, 2003) - DGSE Companies, Inc. (Nasdaq: "DGSE"), which wholesales, retails and auctions fine watches, jewelry, diamonds, rare coins and precious metal products via traditional and Internet channels, announced today that two of its wholly owned subsidiaries, Dallas Gold & Silver Exchange and National Jewelry Exchange had received Regulated Loan Licenses from the State of Texas.


"The addition of the ability to make "Pay-Day" loans in two of our operations has the potential to contribute to our earnings and broaden the services we are able to offer to our customers. As we gain experience with this new activity, we expect to explore expanding it to additional free-standing combination jewelry, watch, diamond and precious metals buy and loan centers, initially in Texas and then in other locations that have the potential to contribute to our diversified activities. We are confident that over time our loan activities can be an important contributor to our overall success in the marketplace," noted William
H. Oyster, President and Chief Operating Officer of DGSE Companies, Inc.

DGSE Companies, Inc., through wholly owned subsidiaries Dallas Gold and Silver Exchange (Dallas, Texas), Charleston Gold & Diamond Exchange ( Mt. Pleasant , South Carolina) and National Jewelry Exchange ( Carrolton, Texas), wholesales and retails jewelry, diamonds, fine watches, rare coins and precious metal bullion products to domestic and international customers. A wholly owned subsidiary, Silverman Consultants, Inc., is one of the oldest and largest jewelry liquidation firms in the United States. DGSE also owns Fairchild
International, Inc. , one of the largest vintage watch wholesalers in the country. In addition to its retail facilities, the Company operates live Internet auctions which can be accessed at www.dgse.com. Real-time price quotations on over 250 precious metals are provided on another DGSE web site at www.usbullionexchange.com. Wholesale customers can access our full vintage watch inventory through the restricted site at www.fairchildwatches.com..

The Company is headquartered in Dallas, Texas and its common stock trades on The Nasdaq Stock Market(R) under the symbol "DGSE".

     This press release includes statements which may constitute "'forward-looking" statements, usually containing the words "believe", "estimate", "project", "expect" or similar expressions. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to, continued acceptance of the Company's products and services in the marketplace, competitive factors, dependence upon third-party vendors, and other risks detailed in the Company's periodic report filings with the Securities and Exchange Commission. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.

                                    SIGNATURE

In accordance with section 13 and 15(d) of the Securities Exchange Act of 1934, the Registrant has dully caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            Dallas Gold And Silver Exchange, Inc.

                            /s/ John Benson
                            ------------------------------------
                            John Benson
                            Director and Chief Financial Officer

Dated: November 10, 2003